UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2015

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 4, 2015, Acadia Healthcare Company, Inc. (the “Company”) issued a press release announcing it is proposing to issue $300 million aggregate principal amount of senior unsecured notes due 2023 (the “Senior Notes”) to be offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Act. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

A confidential offering memorandum is being furnished to prospective buyers in connection with the Company’s private offering of the Senior Notes. A copy of the section of the confidential offering memorandum entitled “Summary Historical Condensed Consolidated Financial Data and Unaudited Pro Forma Condensed Combined Financial Data” is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated by referenced herein.

The information referenced in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 8.01.	Other Events.

The Company has revised certain risk factors it previously disclosed in its current and periodic reports as filed with the Securities and Exchange Commission from time to time. A copy of the revised risk factors is attached to this Current Report on Form 8-K as Exhibit 99.3 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release, dated February 4, 2015

99.2	The section of the confidential offering memorandum entitled “Summary Historical Condensed Consolidated Financial Data and Unaudited Pro Forma Condensed Combined Financial Data.”

99.3	Revised Risk Factors

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future events, occurrences or results. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “would,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continue,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions used in connection with any discussion of the proposed senior unsecured note offering identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements.

The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. Although the Company believes that such expectations, assumptions, estimates and projections are reasonable, forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of the Company’s control and could cause the Company’s actual results, performance or achievements to differ materially and adversely from any results, performance or achievements expressed or implied by such forward-looking statements.

Given these risks and uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company does not undertake, and expressly disclaims, any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: February 4, 2015	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated February 4, 2015

99.2	The section of the confidential offering memorandum entitled “Summary—Summary Historical Condensed Consolidated Financial Data and Unaudited Pro Forma Condensed Combined Financial Data.”

99.3	Revised Risk Factors